EXHIBIT 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Cooper Industries plc (the “Company”), does hereby constitute and appoint BRUCE M. TATEN and TERRANCE V. HELZ, respectively, and each of them, with full power of substitution, his true and lawful attorneys and agents (each with authority to act alone), to execute on behalf of the undersigned and in his name and in his capacity as aforesaid, a Registration Statement on Form S-8 and any amendments thereto (including any post-effective amendment), to be filed with the Securities and Exchange Commission to register under the Securities Act of 1933 Ordinary Shares of the Company, to be issued by the Company pursuant to the Cooper Industries plc 2011 Omnibus Incentive Compensation Plan as approved by the Company’s shareholders on May 2, 2011; and to sign any instrument or document filed as part of, as an exhibit to, or in connection with such amendments; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 20th day of July 2012.

/s/ Stephen G. Butler

EXHIBIT 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Cooper Industries plc (the “Company”), does hereby constitute and appoint BRUCE M. TATEN and TERRANCE V. HELZ, respectively, and each of them, with full power of substitution, his true and lawful attorneys and agents (each with authority to act alone), to execute on behalf of the undersigned and in his name and in his capacity as aforesaid, a Registration Statement on Form S-8 and any amendments thereto (including any post-effective amendment), to be filed with the Securities and Exchange Commission to register under the Securities Act of 1933 Ordinary Shares of the Company, to be issued by the Company pursuant to the Cooper Industries plc 2011 Omnibus Incentive Compensation Plan as approved by the Company’s shareholders on May 2, 2011; and to sign any instrument or document filed as part of, as an exhibit to, or in connection with such amendments; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 20th day of July 2012.

/s/ Ivor J. Evans

EXHIBIT 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Cooper Industries plc (the “Company”), does hereby constitute and appoint BRUCE M. TATEN and TERRANCE V. HELZ, respectively, and each of them, with full power of substitution, his true and lawful attorneys and agents (each with authority to act alone), to execute on behalf of the undersigned and in his name and in his capacity as aforesaid, a Registration Statement on Form S-8 and any amendments thereto (including any post-effective amendment), to be filed with the Securities and Exchange Commission to register under the Securities Act of 1933 Ordinary Shares of the Company, to be issued by the Company pursuant to the Cooper Industries plc 2011 Omnibus Incentive Compensation Plan as approved by the Company’s shareholders on May 2, 2011; and to sign any instrument or document filed as part of, as an exhibit to, or in connection with such amendments; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 20th day of July 2012.

/s/ Linda A. Hill

EXHIBIT 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Cooper Industries plc (the “Company”), does hereby constitute and appoint BRUCE M. TATEN and TERRANCE V. HELZ, respectively, and each of them, with full power of substitution, his true and lawful attorneys and agents (each with authority to act alone), to execute on behalf of the undersigned and in his name and in his capacity as aforesaid, a Registration Statement on Form S-8 and any amendments thereto (including any post-effective amendment), to be filed with the Securities and Exchange Commission to register under the Securities Act of 1933 Ordinary Shares of the Company, to be issued by the Company pursuant to the Cooper Industries plc 2011 Omnibus Incentive Compensation Plan as approved by the Company’s shareholders on May 2, 2011; and to sign any instrument or document filed as part of, as an exhibit to, or in connection with such amendments; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 25th day of July 2012.

/s/ Lawrence D. Kingsley

EXHIBIT 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Cooper Industries plc (the “Company”), does hereby constitute and appoint BRUCE M. TATEN and TERRANCE V. HELZ, respectively, and each of them, with full power of substitution, his true and lawful attorneys and agents (each with authority to act alone), to execute on behalf of the undersigned and in his name and in his capacity as aforesaid, a Registration Statement on Form S-8 and any amendments thereto (including any post-effective amendment), to be filed with the Securities and Exchange Commission to register under the Securities Act of 1933 Ordinary Shares of the Company, to be issued by the Company pursuant to the Cooper Industries plc 2011 Omnibus Incentive Compensation Plan as approved by the Company’s shareholders on May 2, 2011; and to sign any instrument or document filed as part of, as an exhibit to, or in connection with such amendments; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 20th day of July 2012.

/s/ James J. Postl

EXHIBIT 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Cooper Industries plc (the “Company”), does hereby constitute and appoint BRUCE M. TATEN and TERRANCE V. HELZ, respectively, and each of them, with full power of substitution, his true and lawful attorneys and agents (each with authority to act alone), to execute on behalf of the undersigned and in his name and in his capacity as aforesaid, a Registration Statement on Form S-8 and any amendments thereto (including any post-effective amendment), to be filed with the Securities and Exchange Commission to register under the Securities Act of 1933 Ordinary Shares of the Company, to be issued by the Company pursuant to the Cooper Industries plc 2011 Omnibus Incentive Compensation Plan as approved by the Company’s shareholders on May 2, 2011; and to sign any instrument or document filed as part of, as an exhibit to, or in connection with such amendments; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 20th day of July 2012.

/s/ Dan F. Smith

EXHIBIT 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Cooper Industries plc (the “Company”), does hereby constitute and appoint BRUCE M. TATEN and TERRANCE V. HELZ, respectively, and each of them, with full power of substitution, his true and lawful attorneys and agents (each with authority to act alone), to execute on behalf of the undersigned and in his name and in his capacity as aforesaid, a Registration Statement on Form S-8 and any amendments thereto (including any post-effective amendment), to be filed with the Securities and Exchange Commission to register under the Securities Act of 1933 Ordinary Shares of the Company, to be issued by the Company pursuant to the Cooper Industries plc 2011 Omnibus Incentive Compensation Plan as approved by the Company’s shareholders on May 2, 2011; and to sign any instrument or document filed as part of, as an exhibit to, or in connection with such amendments; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 20th day of July 2012.

/s/ Gerald B. Smith

EXHIBIT 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Cooper Industries plc (the “Company”), does hereby constitute and appoint BRUCE M. TATEN and TERRANCE V. HELZ, respectively, and each of them, with full power of substitution, his true and lawful attorneys and agents (each with authority to act alone), to execute on behalf of the undersigned and in his name and in his capacity as aforesaid, a Registration Statement on Form S-8 and any amendments thereto (including any post-effective amendment), to be filed with the Securities and Exchange Commission to register under the Securities Act of 1933 Ordinary Shares of the Company, to be issued by the Company pursuant to the Cooper Industries plc 2011 Omnibus Incentive Compensation Plan as approved by the Company’s shareholders on May 2, 2011; and to sign any instrument or document filed as part of, as an exhibit to, or in connection with such amendments; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 20th day of July 2012.

/s/ Mark S. Thompson